SSgA FUNDS

SUPPLEMENT DATED AUGUST 28, 2008
TO
PROSPECTUS DATED DECEMBER 18, 2007
(AS SUPPLEMENTED THROUGH JULY 31, 2008)

SSgA HIGH YIELD BOND FUND

The following information supersedes any information to the contrary regarding SSgA High Yield Bond Fund (the “Fund”) contained in the Fund’s Prospectus. Shareholders of the Fund are hereby notified that disclosure in the section “Portfolio Management,” in the paragraph entitled “High Yield Bond Fund” on page 44 of the Prospectus is hereby deleted and replaced in its entirety with the following:

High Yield Bond Fund. The SSgA High Yield Bond Fund is managed by the SSgA North America Fixed Income Team. The portfolio managers identified below are jointly and primarily responsible for the day-to-day management of the Fund:

•                  Jeffrey Megar, CFA. Jeff is a Vice President of SSgA and a Principal of SSgA FM.  He is a Senior Portfolio Manager in the Active Fixed Income group responsible for leveraged loan investing.  Prior to joining SSgA, Jeff was a Senior Portfolio Manager and Director of US Fixed Income Research for Fortis Investments, where he built Fortis’ leveraged loan platform and managed its CLOs.  Prior to Fortis, Jeff was the leveraged loan trader/assistant portfolio manager at CypressTree Investment Management.  Jeff received his BA in Economics from Framingham State College and his MBA from Northeastern University.  He has earned his Chartered Financial Analyst designation and is a member of both the Boston Security Analysts Society and the CFA Institute.

•                  William Cunningham. Bill is a Senior Managing Director of SSgA, the Global Head of Credit Strategies and Fixed Income Research, and a Principal of SSgA FM.  Bill joined SSgA in 2008 and has nearly 25 years of experience in the finance and investment industries.  In 2006, he joined State Street Global Markets, LLC to run fixed income research and help build its fixed income broker-dealer operation.  Prior to joining State Street, Bill ran his own independent research firm, following a number of years as a top-ranked Wall Street strategist.  Before this, he was a Senior Portfolio Manager for Neuberger Berman.  Bill graduated from Brown University with a Bachelor of Science in Applied Math and Economics and holds an MBA in Finance from Columbia University.

The remainder of the Prospectus section entitled “Portfolio Management” is unchanged.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE